SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 5, 2004

(Date of earliest event reported)

SCM MICROSYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22689	77-0444317

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

466 Kato Terrace
Fremont, California 94539

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:        (510) 360-2300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2004, SCM Microsystems, Inc. issued a press release announcing financial results for its second quarter ended June 30, 2004.

A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2004	SCM MICROSYSTEMS, INC.
	By:	/s/ Steven L. Moore
Steven L. Moore, Chief Financial Officer
and Secretary

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INDEX TO EXHIBITS

99.1	SCM Microsystems’ Press Release dated August 5, 2004 announcing financial results for the Company’s second quarter ended June 30, 2004.

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